SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	February 13, 2003

HON INDUSTRIES Inc. (Exact name of registrant as specified in its charter)

IOWA (State or other jurisdiction of incorporation)

0-2648 (Commission File Number)	42-0617510 (IRS Employer Identification Number)

414 East Third Street, P.O. Box 1109, Muscatine, IA (Address of principal executive offices)	52761-7109 (Zip Code)

Registrant's telephone number, including area code: 563/264-7400

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ITEM 5. OTHER EVENTS.

On February 13, 2003, HON INDUSTRIES Inc. issued a press release announcing that Stanley A. Askren has been elected by the Company's Board of Directors as President and appointed as a member of the Board of Directors of HON INDUSTRIES Inc., the text of which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
C.	Exhibits: 99 Text of press release dated February 13, 2003.
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HON INDUSTRIES Inc.
Date: February 13, 2003	By: /s/ Jerald K. Dittmer Jerald K. Dittmer Vice President and Chief Financial Officer

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EXHIBIT INDEX
Exhibit Number 99	Exhibit Text of press release dated February 13, 2003.